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Scudder Focus Value+Growth Fund

Classes A, B and C

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Focus Value+Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KVGAX	81114W-102
Class B	KVGBX	81114W-201
Class C	KVGCX	81114W-300

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Focus Value+Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A	-20.80%	-12.37%	-2.41%	5.44%
Class B	-21.35%	-13.06%	-3.18%	4.61%
Class C	-21.40%	-13.15%	-3.24%	4.56%
S&P 500 Index+	-16.50%	-11.12%	.97%	8.65%
Russell 1000 Index++	-16.07%	-10.75%	.99%	8.45%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 11/30/02	$ 9.86	$ 9.21	$ 9.18
11/30/01	$ 12.45	$ 11.71	$ 11.68

Class A Lipper Rankings* - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	701	of	919	77
3-Year	411	of	726	57
5-Year	367	of	478	77

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Focus Value+Growth Fund - Class A [] S&P 500 Index+ [] Russell 1000 Index+

Yearly periods ended November 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Focus Value+Growth Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(b)	Growth of $10,000	$7,464	$6,342	$8,344	$13,743
	Average annual total return	-25.36%	-14.09%	-3.56%	4.57%
Class B(b)	Growth of $10,000	$7,629	$6,466	$8,443	$13,781
	Average annual total return	-23.71%	-13.53%	-3.33%	4.61%
Class C(b)	Growth of $10,000	$7,860	$6,550	$8,481	$13,739
	Average annual total return	-21.40%	-13.15%	-3.24%	4.56%
S&P 500 Index+	Growth of $10,000	$8,350	$7,020	$10,495	$18,005
	Average annual total return	-16.50%	-11.12%	.97%	8.65%
Russell 1000 Index++	Growth of $10,000	$8,393	$7,108	$10,506	$17,765
	Average annual total return	-16.07%	-10.75%	.99%	8.45%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Focus Value+Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Focus Value+Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Dreman Value Management, L.L.C is the sub-advisor to the value portion of the fund.

David Dreman

Lead Portfolio Manager

• Began investment career in 1957.

• Joined the fund in 2002.

• Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

F. James Hutchinson

• Began investment career in 1986.

• Joined the fund in 2002.

• Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

Jennison Associates LLC is the subadvisor to the growth portion of the fund. The following people handle the day-to-day management:

Spiros Segalas

• Began investment career in 1960.

• Joined the subadvisor in 1969.

• Joined the fund team in 2001.

Kathleen McCarragher

• Began investment career in 1982.

• Joined the subadvisor in 1998.

• Joined the fund team in 2001.

During Scudder Focus Value+Growth Fund's annual reporting period, management of its value sleeve was transferred to Dreman Value Management, L.L.C. In the following interview, the new managers of the fund's value portfolio - David Dreman and James Hutchinson - along with the managers of the fund's growth portfolio - Spiros "Sig" Segalas and Kathleen McCarragher - discuss the strategy of the fund and the market environment during the 12-month period ended November 30, 2002.

Q: Will you provide an overview of market conditions during the period?

A: At the start of the period - December 1, 2001 - investors were working to put the devastating events of September 11 behind them. After precipitous declines, the stock market rallied in December and early January, when investors pinned their hopes on improving economic indicators. The optimism, however, was short-lived, and volatility firmly implanted itself for the remainder of the period. Threats of further terrorist activity, unrest in the Middle East and fears of a potential conflict with Iraq kept investors on edge, as did concerns regarding shady corporate accounting tactics in the wake of the Enron collapse.

In late July, the market moved from bad to worse as stocks across the board plummeted to levels even below those reached immediately following the terrorist attacks. While bargain hunters helped suspend valuations in the weeks following, stocks plummeted again in early October. Technology and growth stocks found some relief during the last six weeks of the period as high-growth technology stocks rallied.

For most of the year, value stocks outperformed growth stocks as investors continued to look for "lower-risk" investment alternatives. The Russell 1000 Value Index, which is generally representative of the large-cap value market, lost 9.61 percent, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, declined 22.68 percent for the same 12-month period ended November 30, 2002. However, during the last three months of the year, the rally in technology stocks put growth stocks ahead of value stocks.

Q: How did Scudder Focus Value+Growth Fund perform?

A: The fund, along with the broader stock market, declined during this difficult period. Class A shares (unadjusted for sales charges) posted a negative total return of -20.80 percent for the 12 months ended November 30, while the fund's benchmark, the Standard & Poor's 500 Index (S&P 500), lost 16.50 percent for the same period. The S&P 500 is an unmanaged group of large-cap stocks (value and growth) that are generally representative of the US stock market.

Q: In April, Dreman Value Management (DVM) assumed management of the fund's value portfolio. David, will you provide an overview of your team's experience and your firm's money management style?

A: I founded DVM more than 20 years ago on the premise that consensus opinion, especially when it comes to investment decisions, is often wrong. Jim is also a contrarian investor and an executive vice president of the firm. He brings more than 30 years of corporate finance and investment experience with him to the fund.

We manage with a classic contrarian value approach to investing. By this, we mean that we focus on companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value (P/B) and cash flow (P/CF). Typically, these types of companies provide the potential for above-market returns over time. Jim and I base our investment decisions on a "bottom-up" stock selection process. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company, not because we like the stock's market sector or because we believe that the macroeconomic environment will support a certain industry. Industry and sector weightings are always a residual of individual stock selection.

Since April, we have revamped the fund's value holdings, choosing stocks that better complement our contrarian philosophy.

Q: How have you structured the value portion of the portfolio?

A: We restructured the value sleeve to bring it in line with our investment style. Wild volatility in the market provided the perfect backdrop for us to deploy our contrarian value strategy, and our stock selection process led us to concentrations in three areas of the market.

1. Financials. Most of our financial exposure is with Fannie Mae and Freddie Mac - firms that provide products and services associated with the home loan mortgage industry. While they posted lackluster returns this period, we remain enthusiastic about their long-term potential. We firmly believe that the setback is temporary and that these stocks, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

2. Health care. We created a significant position in pharmaceutical stocks - primarily Merck & Co., Bristol-Myers Squibb and Schering-Plough. These stocks have fallen significantly over the past couple of years - a result of generic competition and dwindling pipelines of new products. We believe, however, that given time, these companies will make it through this difficult period and represent good long-term investments. These stocks have solid fundamentals and strong and long-term earnings with dividend growth superior to the broad market. The vast resources of the companies suggest that new products and improving earnings are likely. Since we added the stocks they have continued to struggle, but we expect improved performance over the next year.

3. Tobacco. We've created a substantial position in Philip Morris Companies and UST Inc. and a lesser position in RJR Tobacco, not because we necessarily like the products they sell, but because of how sharply undervalued these stocks are relative to the market. They are well-run companies with attractive dividend yields that should provide strong performance. These stocks gained throughout last spring but are down for the period in which the fund has held them due to slower-than-expected growth. The declines in earnings are tied to the poor economy. Philip Morris and RJR have been particularly hurt as many consumers have sought to save money by switching to lower-cost tobacco products. As the economy improves, we expect that the sales of premium products will also improve. These firms have dramatically increased their marketing and advertising budgets to help jump-start their revenues. In the meantime, they have continued to pay attractive dividends to shareholders, which has helped cushion the full impact of their recent price declines and trade at least at less than half of the P/E ratios of the markets on 2003 estimates. And in the last month of this period, we began to see some improvement in tobacco stock prices.

Q: Will you discuss the performance of the fund's value portfolio?

A: Performance in the value sleeve was down during the period. This was a result of the difficult market environment, in which nearly all stocks declined. While we believe the new value portfolio will provide solid gains in the future, many of our investments have not yet begun to rebound.

Q: Sig and Kathleen, will you discuss the performance of the fund's growth portfolio?

A: As mentioned previously, this has been an extremely difficult investment environment - especially for growth stocks. Despite the wild volatility, we believe the core growth portfolio assembled for this fund represents the potential for strong long-term performance. We have not made many stock swaps and have maintained concentrations in consumer discretionary stocks, technology, health care and financials.

1. Consumer discretionary stocks. The fund's consumer discretionary stocks provided the best performance this period, with long-term positions in retail stocks leading the way. Tiffany, the high-end jeweler, continued to grow earnings in the period. It has also been successful in expanding the business by adding retail store locations across the country. Kohl's Corp., an operator of value-priced department stores, is another company that has grown through expansion. For Kohl's, the expansion of its "out-of-the-mall" department store concept has been dramatic. The company has also continued to post strong earnings and managed to keep its share price stable in a period when most stocks lost ground. We expect continued strength from both of these stocks due to their dominant competitive positions in their respective consumer niches.

Viacom, a diversified broadcasting conglomerate, was also a significant contributor to performance this year. This long-term holding gained ground during the 12-month period. The company generated significant operating and free-cash flow, which it used to make strategic acquisitions, pay down debt and buy back stock.

2. Information technology stocks. The portfolio's information technology stocks added to performance primarily due to an overweight position in Dell Computer. Dell's personal computer distribution model has gained a great deal of market share through its efficient direct-sold business model. In a time when most stocks declined, Dell's share price remained relatively stable during the fiscal period and throughout the broad-based recession. We also benefited on a relative basis due to our underweight positions in Intel and Sun Microsystems, which we eliminated from the portfolio because we believe there are better growth opportunities at this point in time.

3. Health care. The portfolio's health care stocks were a disappointment. Positions in Wyeth, a pharmaceutical company, and Medimune, a biotechnology stock, suffered due to issues with new products they introduced to the market. While we believe these setbacks are temporary, we eliminated the stocks from the portfolio to limit further short-term losses for the fund.

4. Financials. The growth portfolio was also hurt by its financial holdings. Citigroup declined during the period due to a series of unfavorable events that generated a great deal of media attention. We didn't believe that many of the issues were fundamental to the core operations of the company, but the headlines dragged down the stock's price during the period. To help restore confidence, Citigroup's chairman appointed a new chief executive officer. Since the appointment, the stock has begun to rebound.

Q: Will you discuss how you select growth stocks for the fund?

A: Although our holdings tend to aggregate into market sectors, we choose our investments one by one, based on the individual merits of each company. In short, we employ a bottom-up approach to selecting the best stocks with potential for long-term growth. We look for companies with strong franchises and recognizable brands that have created a niche in the market with regard to the product(s) they manufacture or the service(s) they provide customers. We rely on our firm's original fundamental research on companies, sectors and markets to help us find solid companies with the potential for continued strong long-term growth.

Q: Please discuss your outlooks for the market and Scudder Focus Value+Growth Fund in particular. How do they differ between the two management teams?

A: We all believe the economy has begun to recover, but don't expect a quick bounce-back. The market is looking for clear signs that corporate fundamentals and profitability are improving and that accounting and corporate governance issues are behind us. Until that becomes clear, we don't expect to see any consistent positive overall market performance. We do expect profits to recover over the next few quarters.

Both teams agree that they will continue to stay disciplined and focused on looking for stocks - both growth and value - that are consistent with their disciplines and offer strong long-term potential for reward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	11/30/01

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	11/30/01

Financials	25%	23%
Health Care	19%	15%
Information Technology	18%	17%
Consumer Discretionary	16%	20%
Consumer Staples	10%	6%
Energy	7%	3%
Industrials	4%	2%
Utilities	1%	-
Telecommunication Services	-	7%
Materials	-	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (38.6% of Portfolio)
1. Freddie Mac Supplier of mortgage credit	5.7%
2. Fannie Mae Facilitator of mortgages and issuer of mortgage backed securities	5.1%
3. Philip Morris Companies, Inc. Provider of tobacco and food products	3.9%
4. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electrical components	3.6%
5. Merck & Co., Inc. Provider of pharmaceuticals	3.5%
6. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	3.4%
7. Dell Computer Corp. Developer and manufacturer of personal computers	3.4%
8. Microsoft Corp. Developer of computer software	3.4%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	3.4%
10. Washington Mutual, Inc. Provider of diversified financial services	3.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 16.2%
Automobiles 2.7%
Harley-Davidson, Inc.	46,700	2,266,818
Hotel Restaurants & Leisure 2.5%
Marriott International, Inc. "A"	60,000	2,145,000
Media 3.1%
Viacom, Inc. "B"*	55,900	2,627,859
Multiline Retail 2.8%
Kohl's Corp.*	34,700	2,376,950
Specialty Retail 5.1%
Best Buy Co., Inc.*	25,840	715,251
Borders Group, Inc.*	27,100	495,930
Staples, Inc.*	53,900	1,040,270
Tiffany & Co.	72,000	2,043,360
		4,294,811
Consumer Staples 9.6%
Beverages 2.0%
Coca-Cola Co.	37,800	1,725,192
Tobacco 7.6%
Philip Morris Companies, Inc.	87,000	3,281,640
R.J. Reynolds Tobacco Holdings, Inc.	12,650	488,290
UST, Inc.	83,447	2,686,993
		6,456,923
Energy 6.5%
Energy Equipment & Services 3.2%
BJ Services Co.*	79,600	2,662,620
Oil & Gas 3.3%
Devon Energy Corp.	48,300	2,211,657
Kerr-McGee Corp.	13,550	613,138
		2,824,795
Financials 24.4%
Banks 6.3%
FleetBoston Financial Corp.	37,200	1,009,236
J.P. Morgan Chase & Co.	46,370	1,167,133
PNC Financial Services Group	9,700	409,340
Washington Mutual, Inc.	75,001	2,698,536
		5,284,245
Diversified Financials 15.5%
Citigroup, Inc.	34,900	1,356,912
Fannie Mae	68,150	4,296,858
Freddie Mac	83,000	4,784,119
Merrill Lynch & Co., Inc.	61,500	2,675,250
		13,113,139
Insurance 2.6%
American International Group, Inc.	33,200	2,162,980
Health Care 19.3%
Biotechnology 3.1%
Amgen, Inc.*	55,100	2,600,720
Pharmaceuticals 16.2%
Abbott Laboratories	52,900	2,315,962
Bristol-Myers Squibb Co.	109,550	2,903,075
Johnson & Johnson	35,700	2,035,614
Merck & Co., Inc.	49,250	2,925,943
Pfizer, Inc.	68,000	2,144,720
Schering-Plough Corp.	61,650	1,396,989
		13,722,303
Industrials 3.6%
Industrial Conglomerates
Tyco International Ltd.	169,000	3,014,960
Information Technology 18.3%
Communications Equipment 3.0%
Cisco Systems, Inc.*	169,100	2,522,972
Computers & Peripherals 3.4%
Dell Computer Corp.*	100,900	2,885,740
IT Consulting & Services 3.0%
Electronic Data Systems Corp.	135,425	2,510,780
Semiconductor Equipment & Products 5.5%
Applied Materials, Inc.*	104,700	1,785,135
Texas Instruments, Inc.	141,000	2,835,510
		4,620,645
Software 3.4%
Microsoft Corp.*	49,800	2,873,460
Utilities 1.3%
Gas Utilities 1.0%
El Paso Corp.	94,270	803,180
Multi-Utilities & Unregulated Power 0.3%
Dynegy, Inc. "A"	31,025	36,299
Mirant Corp.*	44,000	92,400
Reliant Resources, Inc.*	44,350	104,223
		232,922
Total Common Stocks (Cost $92,414,087)		83,729,014

Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $709,937)	709,937	709,937
Total Investment Portfolio - 100.0% (Cost $93,124,024)		84,438,951

* Non-income producing security.
(a) The cost for federal income tax purposes was $95,271,299. At November 30, 2002, net unrealized depreciation for all securities based on tax cost was $10,832,348. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,911,333 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,743,681.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $93,124,024)	$ 84,438,951
Cash	26,557
Receivable for investments sold	782,063
Dividends receivable	56,233
Interest receivable	1,147
Receivable for Fund shares sold	34,028
Other assets	5,475
Total assets	85,344,454
Liabilities
Payable for investments purchased	1,195,433
Notes payable	150,000
Payable for Fund shares redeemed	84,620
Accrued management fee	48,439
Other accrued expenses and payables	62,422
Total liabilities	1,540,914
Net assets, at value	$ 83,803,540
Net Assets
Net assets consist of: Accumulated net investment loss	(1,218)
Net unrealized appreciation (depreciation) on investments	(8,685,073)
Accumulated net realized gain (loss)	(26,395,718)
Paid-in capital	118,885,549
Net assets, at value	$ 83,803,540

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($46,937,887 / 4,760,140 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.86
Maximum offering price per share (100 / 94.25 of $9.86)	$ 10.46
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($30,150,629 / 3,275,283 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.21
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,715,024 / 731,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $128)	$ 1,341,166
Interest	38,771
Total Income	1,379,937
Expenses: Management fee	722,245
Administrative fee	332,169
Distribution service fees	565,387
Trustees' fees and expenses	17,500
Interest expense	310
Total expenses, before expense reductions	1,637,611
Expense reductions	(11)
Total expenses, after expense reductions	1,637,600
Net investment income (loss)	(257,663)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(16,696,936)
Net unrealized appreciation (depreciation) during the period on investments	(7,307,686)
Net gain (loss) on investment transactions	(24,004,622)
Net increase (decrease) in net assets resulting from operations	$ (24,262,285)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2002	2001
Operations: Net investment income (loss)	$ (257,663)	$ (651,749)
Net realized gain (loss) on investment transactions	(16,696,936)	(9,559,842)
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,307,686)	(11,938,091)
Net increase (decrease) in net assets resulting from operations	(24,262,285)	(22,149,682)
Distributions to shareholders from: Net realized gains: Class A	-	(7,242,637)
Class B	-	(6,640,321)
Class C	-	(1,052,363)
Fund share transactions: Proceeds from shares sold	25,993,696	27,807,831
Reinvestment of distributions	-	14,319,338
Cost of shares redeemed	(38,844,334)	(39,335,913)
Net increase (decrease) in net assets from Fund share transactions	(12,850,638)	2,791,256
Increase (decrease) in net assets	(37,112,923)	(34,293,747)
Net assets at beginning of period	120,916,463	155,210,210
Net assets at end of period (including accumulated net investment loss of $1,218 at November 30, 2002)	$ 83,803,540	$ 120,916,463

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 12.45	$ 16.07	$ 18.30	$ 15.82	$ 14.62
Income (loss) from investment operations: Net investment income (loss)	.01[b]	-[a,b]	(.03)[b]	.03[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(2.60)	(2.10)	.04	2.68	1.69
Total from investment operations	(2.59)	(2.10)	.01	2.71	1.70
Less distributions from: Net realized gains on investment transactions	-	(1.52)	(2.24)	(.23)	(.50)
Total distributions	-	(1.52)	(2.24)	(.23)	(.50)
Net asset value, end of period	$ 9.86	$ 12.45	$ 16.07	$ 18.30	$ 15.82
Total Return (%)[c]	(20.80)	(14.22)	(.96)	17.42[d]	12.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	61	76	90	77
Ratio of expenses before expense reductions (%)	1.26	1.38	1.51[e]	1.42	1.42
Ratio of expenses after expense reductions (%)	1.26	1.38	1.50[e]	1.41	1.42
Ratio of net investment income (loss) (%)	.10	(.06)	(.16)	(.15)	.22
Portfolio turnover rate (%)	114	153	43	105	92
[a] Amount is less than $.005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.48% and 1.47%, respectively.

Class B
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.71	$ 15.33	$ 17.68	$ 15.40	$ 14.37
Income (loss) from investment operations: Net investment income (loss)	(.07)[a]	(.11)[a]	(.16)[a]	(.10)[a]	(.07)
Net realized and unrealized gain (loss) on investment transactions	(2.43)	(1.99)	.05	2.61	1.60
Total from investment operations	(2.50)	(2.10)	(.11)	2.51	1.53
Less distributions from: Net realized gains on investment transactions	-	(1.52)	(2.24)	(.23)	(.50)
Total distributions	-	(1.52)	(2.24)	(.23)	(.50)
Net asset value, end of period	$ 9.21	$ 11.71	$ 15.33	$ 17.68	$ 15.40
Total Return (%)[b]	(21.35)	(14.98)	(1.75)	16.58[c]	11.06[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	51	68	74	62
Ratio of expenses before expense reductions (%)	2.05	2.20	2.35[d]	2.31	2.38
Ratio of expenses after expense reductions (%)	2.05	2.20	2.34[d]	2.19	2.27
Ratio of net investment income (loss) (%)	(.69)	(.88)	(.99)	(.93)	(.63)
Portfolio turnover rate (%)	114	153	43	105	92
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.30% and 2.29%, respectively.

Class C
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.68	$ 15.30	$ 17.68	$ 15.40	$ 14.37
Income (loss) from investment operations: Net investment income (loss)	(.06)[a]	(.12)[a]	(.20)[a]	(.11)[a]	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.44)	(1.98)	.06	2.62	1.57
Total from investment operations	(2.50)	(2.10)	(.14)	2.51	1.53
Less distributions from: Net realized gains on investment transactions	-	(1.52)	(2.24)	(.23)	(.50)
Total distributions	-	(1.52)	(2.24)	(.23)	(.50)
Net asset value, end of period	$ 9.18	$ 11.68	$ 15.30	$ 17.68	$ 15.40
Total Return (%)[b]	(21.40)	(15.01)	(1.94)	16.58[c]	11.06[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	9	11	9	6
Ratio of expenses before expense reductions (%)	2.03	2.22	2.56[d]	2.68	2.16
Ratio of expenses after expense reductions (%)	2.03	2.22	2.55[d]	2.14	2.16
Ratio of net investment income (loss) (%)	(.67)	(.90)	(1.17)	(.88)	(.52)
Portfolio turnover rate (%)	114	153	43	105	92
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.50% and 2.49%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Focus Value+Growth Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. Class I shares (none sold through November 30, 2002) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $20,451,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($6,450,000) and November 30, 2010 ($14,001,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $3,798,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:.

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (20,451,000)
Net unrealized appreciation (depreciation) on investments	$ (10,832,348)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $113,847,894 and $123,018,595, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.72% of the first $250,000,000 of the Fund's average daily net assets, 0.69% of the next $750,000,000 of such net assets, 0.66% of the next $1,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.60% of the next $2,500,000,000 of such net assets, 0.58% of the next $2,500,000,000 of such net assets, 0.56% of the next $2,500,000,000 of such net assets and 0.54% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets. Jennison Associates serves as sub-advisor for the growth portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Effective April 5, 2002, the Fund entered into a second sub-advisory agreement with Dreman Value Management, L.L.C. ("DVM"), who serves as sub-advisor for the value portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Both sub-advisors are paid by the Advisor for their services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.350% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Fund Accounting Corporation, a subsidiary Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class A	$ 174,719	$ 12,221
Class B	144,779	9,098
Class C	26,582	1,890
	$ 346,080	$ 23,209

In addition, the Administrative Fee expense on the Statement of Operations includes ($13,911) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 289,077	$ 18,196
Class C	56,784	4,049
	$ 345,861	$ 22,245

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 117,845	$ 6,326	0.22%
Class B	84,416	5,307	0.22%
Class C	17,265	1,089	0.22%
	$ 219,526	$ 12,722

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2002 aggregated $12,579.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2002, the CDSC for Class B and C shares aggregated $95,679 and $387, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2002, SDI received $278.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002, totaled $38,771 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $11 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $150,000 was outstanding. Interest expense incurred on the borrowings amounted to $310 for the year ended November 30, 2002. The average dollar amount of the borrowings was $79,231 and the weighted average interest rate on these borrowings was 2.041%.

F. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Year Ended November 30, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,520,781	$ 16,941,590	1,093,307	$ 15,050,031
Class B	642,058	6,677,862	727,480	9,525,936
Class C	229,648	2,374,244	249,517	3,231,864
		$ 25,993,696		$ 27,807,831
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	493,085	$ 6,992,020
Class B	-	-	471,335	6,340,176
Class C	-	-	73,570	987,142
		-		$ 14,319,338
Shares redeemed
Class A	(1,683,964)	$ (18,471,472)	(1,415,346)	$ (19,170,230)
Class B	(1,679,497)	(17,414,568)	(1,316,192)	(16,829,296)
Class C	(280,088)	(2,958,294)	(256,824)	(3,336,387)
		$ (38,844,334)		$ (39,335,913)
Net increase (decrease)
Class A	(163,183)	$ (1,529,882)	171,046	$ 2,871,821
Class B	(1,037,439)	(10,736,706)	(117,377)	(963,184)
Class C	(50,440)	(584,050)	66,263	882,619
		$ (12,850,638)		$ 2,791,256

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Focus Value+Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Focus Value+Growth Fund (the "Fund"), as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Focus Value+Growth Fund, at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 17, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Lois Roman[5] (38) Vice President, 2001-present	Managing Director of Deutsche Asset Management	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes